SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 10, 1997


                             The Chubb Corporation
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            (Exact name of registrant as specified in its charter)



          New Jersey                  001-08661              13-2595722
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(State or other jurisdiction      (Commission File         (IRS Employer
      of incorporation)                Number)           Identification No.)


                             15 Mountain View Road
                                P. O. Box 1615
                             Warren, New Jersey                  07061-1615
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                   (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code 908-903-2000
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                                Not Applicable
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         (Former name or former address, if changed since last report)


Item 5. Other Information.

On November 10, 1997, The Chubb Corporation (the "Registrant") issued the press release attached as Exhibit 99.2 to this report and incorporated herein by reference.

Certain statements in this Report on Form 8-K and the exhibit hereto may be considered to be "forward looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, such as statements that include the words or phrases "is expected to", "plan to", "intends to" or other similar expressions. The factors which could cause actual results to differ materially from those suggested by any such statements include, but are not limited to, those discussed or identified from time to time in the Corporation's public filings with the Securities & Exchange Commission and specifically to risks or uncertainties associated with the Corporation's expectations with respect to the sale of portions of its remaining real estate properties and deployment of real estate proceeds, and, more generally, to: general economic conditions including changes in interest rates and the performance of the financial markets, changes in domestic and foreign laws, regulations and taxes, changes in competition and pricing environments, regional or general changes in asset valuation, as well as general market conditions, competition, pricing and restructurings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.2   Press release dated November 10, 1997.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               The Chubb Corporation

Date: November 11, 1997                        By: /s/ Robert Rusis
                                                  ----------------------------
                                                  Name:  Robert Rusis
                                                  Title: Senior Vice President
                                                         and General Counsel